S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 48.6%

Aon Corp.

390

$

18,599

Marsh & McLennan Cos.,

FINANCIALS 8.6%

Inc.

690

18,264

Fifth Third Bancorp†

710

17,842

Bank of America Corp.

5,920

$

244,259

Progressive Corp.

930

17,819

American International

IntercontinentalExchange,

Group, Inc.

3,390

197,637

Inc.*

90

17,325

Citigroup, Inc.

6,660

196,070

Ameriprise Financial, Inc.

310

17,084

JPMorgan Chase & Co.

4,480

195,552

Vornado Realty Trust†

180

15,831

Wells Fargo & Co.†

4,500

135,855

Washington Mutual, Inc.

1,160

15,788

Goldman Sachs Group, Inc.

530

113,976

Genworth Financial, Inc. —

Wachovia Corp.

2,640

100,399

Class A†

590

15,016

American Express Co.

1,560

81,151

Boston Properties, Inc.†

160

14,690

Morgan Stanley

1,420

75,416

National City Corp.

850

13,991

Bank of New York Mellon

SLM Corp.†

690

13,897

Corp.

1,520

74,115

General Growth Properties,

U.S. Bancorp†

2,300

73,002

Inc.†

330

13,589

Merrill Lynch & Co., Inc.†

1,140

61,195

Bear Stearns Cos., Inc.†

150

13,238

MetLife, Inc.

990

61,004

Legg Mason, Inc.†

180

13,167

Prudential Financial, Inc.

610

56,754

Equity Residential

360

13,129

Fannie Mae

1,310

52,374

Public Storage, Inc.

170

12,480

CME Group, Inc.†

70

48,020

KIMCO Realty Corp.

340

12,376

Lehman Brothers Holdings,

KeyCorp†

520

12,194

Inc.†

710

46,462

XL Capital Ltd.†

240

12,074

Travelers Cos, Inc.

860

46,268

Host Hotels & Resorts, Inc.

700

11,928

State Street Corp.

520

42,224

UnumProvident Corp.†

480

11,419

AFLAC, Inc.

650

40,709

Leucadia National Corp.

230

10,833

Allstate Corp.

760

39,695

Synovus Financial Corp.

440

10,595

Hartford Financial Services

Plum Creek Timber Co., Inc.

Group, Inc.

420

36,620

(REIT)†

230

10,589

Charles Schwab Corp.

1,250

31,937

Hudson City Bancorp, Inc.

690

10,364

PNC Financial Services

AvalonBay Communities,

Group, Inc.†

470

30,856

Inc.†

110

10,355

NYSE Euronext

350

30,720

Moody's Corp.†

290

10,353

Freddie Mac

880

29,982

Commerce Bancorp, Inc.†

260

9,916

Loews Corp.

590

29,701

Discover Financial Services

640

9,651

SunTrust Banks, Inc.†

470

29,370

Marshall & Ilsley Corp.†

340

9,003

Chubb Corp.

510

27,836

Comerica, Inc.†

200

8,706

ACE Ltd.

440

27,183

Cincinnati Financial Corp.

220

8,699

Simon Property Group, Inc.†

300

26,058

Assurant, Inc.

130

8,697

Franklin Resources, Inc.†

220

25,175

American Capital Strategies,

Capital One Financial Corp.†

520

24,575

Ltd.†

260

8,570

Principal Financial Group,

M&T Bank Corp.

100

8,157

Inc.

350

24,094

Torchmark Corp.

120

7,264

BB&T Corp.†

730

22,389

Safeco Corp.

130

7,238

Regions Financial Corp.†

930

21,995

Huntington Bancshares, Inc.†

490

7,232

ProLogis†

340

21,549

Countrywide Financial Corp.†

770

6,884

T. Rowe Price Group, Inc.†

350

21,308

Janus Capital Group, Inc.†

200

6,570

Lincoln National Corp.

360

20,959

Zions Bancorporation†

140

6,537

Northern Trust Corp.

260

19,911

Developers Diversified Realty

Corp.†

160

6,126

CIT Group, Inc.

250

6,008

1

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

CB Richard Ellis Group, Inc.

Electronic Data Systems

— Class A*†

260

$

5,603

Corp.

680

$

14,096

Sovereign Bancorp, Inc.

480

5,472

Intuit, Inc.*†

440

13,908

Federated Investors, Inc. —

Cognizant Technology

Class B†

120

4,939

Solutions Corp. — Class

Apartment Investment &

A*

390

13,237

Management Co. — Class

CA, Inc.†

520

12,974

A†

130

4,515

Analog Devices, Inc.

400

12,680

Ambac Financial Group, Inc.†

140

3,608

Fiserv, Inc.*†

220

12,208

MBIA, Inc.†

170

3,167

KLA-Tencor Corp.†

240

11,558

First Horizon National Corp.†

170

3,086

Network Appliance, Inc.*

460

11,482

MGIC Investment Corp.†

115

2,579

Computer Sciences Corp.*

230

11,378

E*Trade Financial Corp.*†

570

2,024

VeriSign, Inc.*

290

10,907

Total Financials

________

3,029,435

SanDisk Corp.*

300

9,951

Fidelity National Information

INFORMATION TECHNOLOGY 8.1%

Services, Inc.

230

9,566

Microsoft Corp.

10,740

382,344

Linear Technology Corp.†

300

9,549

Apple, Inc.*

1,170

231,754

Citrix Systems, Inc.*

250

9,503

Cisco Systems, Inc.*

8,100

219,267

BMC Software, Inc.*

260

9,266

Google, Inc. — Class A*

310

214,359

Microchip Technology, Inc.

290

9,112

Intel Corp.

7,810

208,215

Altera Corp.

450

8,694

International Business

Xilinx, Inc.†

390

8,529

Machines Corp.

1,840

198,904

Akamai Technologies, Inc.*†

220

7,612

Hewlett-Packard Co.

3,440

173,651

Micron Technology, Inc.*†

1,020

7,395

Oracle Corp.*

5,260

118,771

National Semiconductor

Qualcomm, Inc.

2,180

85,783

Corp.

310

7,018

Dell, Inc.*

2,990

73,285

Teradata Corp.*

240

6,578

Texas Instruments, Inc.

1,870

62,458

Advanced Micro Devices,

EMC Corp*†

2,800

51,884

Inc.*†

810

6,075

eBay, Inc.*

1,520

50,449

Affiliated Computer Services,

Corning, Inc.

2,100

50,379

Inc. — Class A*

130

5,863

Motorola, Inc.

3,050

48,922

Molex, Inc.

190

5,187

Yahoo!, Inc.*

1,780

41,403

LSI Logic Corp.*

940

4,991

Adobe Systems, Inc.*

770

32,902

Lexmark International, Inc.*†

130

4,532

Applied Materials, Inc.

1,840

32,678

Novellus Systems, Inc.*†

160

4,411

Automatic Data Processing,

Jabil Circuit, Inc.

280

4,276

Inc.

700

31,171

Tellabs, Inc.*†

590

3,859

MEMC Electronic Materials,

JDS Uniphase Corp.*

290

3,857

Inc.*

310

27,432

Ciena Corp.*†

110

3,752

Nvidia Corp.*

740

25,175

Compuware Corp.*

380

3,374

Electronic Arts, Inc.*†

420

24,532

Novell, Inc.*

470

3,229

Tyco Electronics Ltd.

660

24,506

Convergys Corp.*

170

2,798

Western Union Co.

1,000

24,280

QLogic Corp.*

180

2,556

Juniper Networks, Inc.*†

700

23,240

Teradyne, Inc.*†

230

2,378

Sun Microsystems, Inc.*

1,110

20,124

Unisys Corp.*

460

2,176

Xerox Corp.

1,230

19,914

Total System Services, Inc.

47

1,316

Agilent Technologies, Inc.*

520

19,105

Total Information Technology

________

2,875,633

Symantec Corp.*

1,160

18,722

Broadcom Corp. — Class A*

630

16,468

ENERGY 6.2%

Paychex, Inc.†

450

16,299

Exxon Mobil Corp.

7,290

683,000

Autodesk, Inc.*

310

15,426

Chevron Corp.

2,820

263,190

ConocoPhillips

2,140

188,962

2

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Schlumberger Ltd.

1,600

$

157,392

Medco Health Solutions,

Occidental Petroleum Corp.

1,110

85,459

Inc.*

360

$

36,504

Transocean, Inc. *†

420

60,123

Thermo Fisher Scientific,

Marathon Oil Corp.

950

57,817

Inc.*

560

32,301

Devon Energy Corp.

590

52,457

Covidien Ltd.

660

29,231

Valero Energy Corp.

730

51,122

Cardinal Health, Inc.†

480

27,720

Apache Corp.

440

47,318

Becton, Dickinson & Co.

330

27,581

Halliburton Co.

1,180

44,734

Genzyme Corp.*

360

26,798

Anadarko Petroleum Corp.

620

40,728

Allergan, Inc.

410

26,338

Hess Corp.†

370

37,318

McKesson Corp.

390

25,549

National-Oilwell Varco, Inc.*

480

35,261

Express Scripts, Inc.*

340

24,820

Baker Hughes, Inc.†

420

34,062

Celgene Corp.*

520

24,029

XTO Energy, Inc.

650

33,384

Stryker Corp.†

320

23,910

Weatherford International

Biogen Idec, Inc.*†

390

22,199

Ltd.*

450

30,870

Boston Scientific Corp.*

1,790

20,818

EOG Resources, Inc.†

330

29,452

Zimmer Holdings, Inc.*

310

20,507

Williams Cos., Inc.

790

28,266

CIGNA Corp.

370

19,880

Chesapeake Energy Corp.†

610

23,912

St. Jude Medical, Inc.*

460

18,694

Spectra Energy Corp.†

840

21,689

Humana, Inc.*

230

17,321

Peabody Energy Corp.

350

21,574

Forest Laboratories, Inc.*

420

15,309

Murphy Oil Corp.†

250

21,210

C.R. Bard, Inc.†

140

13,272

Noble Corp.

360

20,344

Coventry Health Care, Inc.*

210

12,443

Smith International, Inc.

270

19,939

Laboratory Corporation of

Noble Energy, Inc.

230

18,290

America Holdings*†

150

11,330

Consol Energy, Inc.

240

17,165

Quest Diagnostics, Inc.

210

11,109

El Paso Corp.

940

16,206

Waters Corp.*

130

10,279

Sunoco, Inc.†

160

11,590

AmerisourceBergen Corp.

220

9,871

ENSCO International, Inc.†

190

11,328

Hospira, Inc.*

210

8,954

Nabors Industries Ltd.*

380

10,408

Varian Medical Systems,

Range Resources Corp.

200

10,272

Inc.*

170

8,867

BJ Services Co.†

390

9,461

Applera Corp. - Applied

Tesoro Corp.

180

8,586

Biosystems Group

220

7,462

Rowan Cos., Inc.†

146

5,761

Barr Pharmaceuticals, Inc.*

140

7,434

Total Energy

________

2,208,650

Patterson Cos., Inc.*†

190

6,451

IMS Health, Inc.

260

5,990

HEALTH CARE 5.8%

Mylan Laboratories, Inc.†

400

5,624

Johnson & Johnson, Inc.

3,820

254,794

Millipore Corp.*†

66

4,830

Pfizer, Inc.

9,120

207,298

PerkinElmer, Inc.

156

4,059

Merck & Co., Inc.

2,910

169,100

Watson Pharmaceuticals,

Abbott Laboratories

2,060

115,669

Inc.*

140

3,800

UnitedHealth Group, Inc.

1,720

100,104

King Pharmaceuticals, Inc.*†

330

3,379

Wyeth

1,790

79,100

Tenet Healthcare Corp.*†

630

3,200

Medtronic, Inc.

1,510

75,908

Total Health Care

________

2,056,955

Eli Lilly & Co.

1,320

70,475

Bristol-Myers Squibb Co.

2,640

70,013

INDUSTRIALS 5.6%

Amgen, Inc.*†

1,450

67,338

General Electric Co.

13,490

500,074

WellPoint, Inc.*

760

66,675

United Technologies Corp.

1,320

101,033

Schering-Plough Corp.

2,160

57,543

United Parcel Service, Inc. —

Gilead Sciences, Inc.*

1,240

57,053

Class B†

1,400

99,008

Baxter International, Inc.

850

49,343

Boeing Co.

1,030

90,084

Aetna, Inc.

670

38,679

3M Co.

950

80,104

Caterpillar, Inc.

850

61,676

3

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Honeywell International, Inc.

1,000

$

61,570

Pall Corp.

160

$

6,451

Emerson Electric Co.

1,050

59,493

Cintas Corp.

180

6,052

Deere & Co.

590

54,941

Robert Half International,

Lockheed Martin Corp.

460

48,419

Inc.†

210

5,678

General Dynamics Corp.

540

48,054

Monster Worldwide, Inc.*

170

5,508

Union Pacific Corp.

350

43,967

Allied Waste Industries, Inc.*

390

4,298

FedEx Corp.†

410

36,560

Ryder System, Inc.

80

3,761

Northrop Grumman Corp.

450

35,388

Total Industrials

________

1,975,941

Raytheon Co.†

570

34,599

Burlington Northern Santa Fe

CONSUMER STAPLES 5.0%

Corp.

400

33,292

Procter & Gamble Co.

4,150

304,693

Danaher Corp.†

340

29,831

Altria Group, Inc.

2,810

212,380

Illinois Tool Works, Inc.†

550

29,447

PepsiCo, Inc.

2,150

163,185

Paccar, Inc.†

490

26,695

Coca-Cola Co.

2,650

162,630

Norfolk Southern Corp.

520

26,229

Wal-Mart Stores, Inc.

3,150

149,719

Tyco International Ltd.†

660

26,169

CVS Corp.

1,970

78,307

Precision Castparts Corp.

180

24,966

Kraft Foods, Inc. — Class A

2,070

67,544

CSX Corp.

560

24,629

Colgate-Palmolive Co.

680

53,013

Textron, Inc.

330

23,529

Anheuser-Busch Cos., Inc.

980

51,293

Waste Management, Inc.

680

22,215

Walgreen Co.

1,320

50,266

Eaton Corp.

200

19,390

Costco Wholesale Corp.

580

40,461

L-3 Communications

Archer-Daniels-Midland Co.

860

39,930

Holdings, Inc.

170

18,010

Kimberly-Clark Corp.

560

38,830

Cummins, Inc.

140

17,832

General Mills, Inc.

450

25,650

Fluor Corp.

116

16,903

Sysco Corp.

810

25,280

Ingersoll-Rand Co. — Class

Kroger Co.

910

24,306

A†

360

16,729

Avon Products, Inc.†

570

22,532

Parker Hannifin Corp.

220

16,568

Safeway, Inc.

590

20,184

ITT Industries, Inc.

240

15,850

H.J. Heinz Co.

420

19,606

Rockwell Collins, Inc.

216

15,545

Kellogg Co.

350

18,350

Jacobs Engineering Group,

WM Wrigley Jr Co.

290

16,980

Inc.*†

160

15,298

Sara Lee Corp.

970

15,578

Rockwell Automation,

ConAgra Foods, Inc.

650

15,464

Inc./DE†

200

13,792

Reynolds American, Inc.†

230

15,171

Cooper Industries Ltd. —

Clorox Co.

180

11,731

Class A†

240

12,691

UST, Inc.†

210

11,508

Expeditors International

Campbell Soup Co.

300

10,719

Washington, Inc.

280

12,510

SUPERVALU, Inc.

280

10,506

Dover Corp.

266

12,260

Coca-Cola Enterprises, Inc.†

380

9,891

CH Robinson Worldwide,

Molson Coors Brewing Co.

Inc.

226

12,231

— Class B

180

9,292

Goodrich Corp.

170

12,004

Brown-Forman Corp. —

Southwest Airlines Co.†

980

11,956

Class B†

120

8,893

Pitney Bowes, Inc.†

290

11,032

Hershey Co.

220

8,668

RR Donnelley & Sons Co.

290

10,945

Whole Foods Market, Inc.†

190

7,752

Trane, Inc.

230

10,743

Pepsi Bottling Group, Inc.

190

7,497

Masco Corp.†

490

10,589

Estee Lauder Cos., Inc. —

Terex Corp.*

140

9,180

Class A

150

6,542

Manitowoc Co., Inc.

170

8,301

McCormick & Co., Inc.†

170

6,445

W.W. Grainger, Inc.

90

7,877

Constellation Brands, Inc. —

Avery Dennison Corp.

140

7,440

Class A*†

260

6,146

Equifax, Inc.

180

6,545

4

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Tyson Foods, Inc. — Class A

370

$

5,672

Genuine Parts Co.†

220

$

10,186

Dean Foods Co.

180

4,655

Newell Rubbermaid, Inc.

370

9,576

Total Consumer Staples

________

1,757,269

Mattel, Inc.

490

9,330

Abercrombie & Fitch Co. —

CONSUMER DISCRETIONARY 4.1%

Class A

116

9,277

McDonald's Corp.

1,580

93,078

Nordstrom, Inc.†

250

9,183

Walt Disney Co.†

2,540

81,991

Goodyear Tire & Rubber

Time Warner, Inc.

4,830

79,743

Co.*

320

9,030

Comcast Corp. — Class A*†

4,100

74,866

Expedia, Inc.*†

280

8,854

News Corp. — Class A

3,090

63,314

Eastman Kodak Co.†

380

8,311

Home Depot, Inc.

2,250

60,615

Tiffany & Co.†

180

8,285

Target Corp.

1,110

55,500

VF Corp.

120

8,239

Lowe's Cos., Inc.†

1,950

44,109

Whirlpool Corp.

100

8,163

Viacom, Inc. — Class B*

880

38,650

Sherwin-Williams Co.†

140

8,126

Amazon.com, Inc.*

410

37,982

H&R Block, Inc.†

430

7,985

Nike, Inc. — Class B

510

32,762

Washington Post Co. — Class

Johnson Controls, Inc.

790

28,472

B

10

7,914

Yum! Brands, Inc.

680

26,024

Limited Brands, Inc.†

410

7,761

Carnival Corp.

580

25,804

AutoZone, Inc.*

60

7,195

CBS Corp.

910

24,797

IAC/ InterActiveCorp*†

250

6,730

Best Buy Co., Inc.†

470

24,745

Harman International

Clear Channel

Industries, Inc.

80

5,897

Communications, Inc.

660

22,783

Wyndham Worldwide Corp.

240

5,654

DIRECTV Group, Inc.*

960

22,195

Black & Decker Corp.†

80

5,572

Harrah's Entertainment, Inc.

250

22,187

EW Scripps Co. — Class A†

120

5,401

Staples, Inc.

940

21,686

Stanley Works†

110

5,333

Omnicom Group, Inc.†

440

20,913

Darden Restaurants, Inc.†

190

5,265

Starbucks Corp.*†

970

19,856

Hasbro, Inc.

200

5,116

McGraw-Hill Cos., Inc.

440

19,276

Interpublic Group of Cos.,

Kohl's Corp.*

420

19,236

Inc.*†

630

5,109

Ford Motor Co.*†

2,820

18,979

Office Depot, Inc.*

360

5,008

General Motors Corp.†

760

18,916

Polo Ralph Lauren Corp.

80

4,943

International Game

D.R. Horton, Inc.†

370

4,873

Technology, Inc.

420

18,451

Centex Corp.†

160

4,042

TJX Cos., Inc.

580

16,663

Leggett & Platt, Inc.†

230

4,011

Macy's, Inc.

580

15,005

Snap-On, Inc.

80

3,859

Coach, Inc.*

490

14,984

Family Dollar Stores, Inc.†

190

3,654

Harley-Davidson, Inc.

320

14,947

Lennar Corp. — Class A†

190

3,399

Fortune Brands, Inc.

200

14,472

New York Times Co. —

Marriott International, Inc. —

Class A†

190

3,331

Class A

420

14,356

Wendy's International, Inc.

120

3,101

J.C. Penney Co., Inc.

300

13,197

Pulte Homes, Inc.

280

2,951

The Gap, Inc.†

620

13,194

RadioShack Corp.†

170

2,866

GameStop Corp. — Class A*

210

13,043

AutoNation, Inc.*†

180

2,819

Apollo Group, Inc. — Class

Meredith Corp.†

50

2,749

A*†

180

12,627

Liz Claiborne, Inc.†

130

2,646

Gannett Co., Inc.†

310

12,090

KB HOME†

100

2,160

Starwood Hotels & Resorts

OfficeMax, Inc.†

100

2,066

Worldwide, Inc.

270

11,888

Brunswick Corp.†

120

2,046

Bed Bath & Beyond, Inc.*

350

10,286

Big Lots, Inc.*†

120

1,919

Sears Holdings Corp.*†

100

10,205

Jones Apparel Group, Inc.

110

1,759

Dillard's, Inc. — Class A†

80

1,502

5

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Market

Market

Shares

Value

Shares

Value

Circuit City Stores, Inc.†

230

$

966

TECO Energy, Inc.†

280

$

4,819

Total Consumer Discretionary

________

1,458,049

Dynegy Inc.*

660

4,712

Nicor, Inc.†

60

2,541

TELECOMMUNICATION SERVICES 1.8%

Total Utilities

________

620,546

AT&T, Inc.

8,100

336,636

Verizon Communications,

MATERIALS 1.6%

Inc.

3,860

168,643

Monsanto Co.

730

81,534

Sprint Nextel Corp.†

3,800

49,894

E.I. du Pont de Nemours and

American Tower Corp. —

Co.

1,200

52,908

Class A*

540

23,004

Freeport-McMoRan Copper &

Qwest Communications

Gold, Inc. — Class B

510

52,244

International, Inc.*†

2,100

14,721

Dow Chemical Co.

1,260

49,669

Embarq Corp.†

200

9,906

Alcoa, Inc.

1,130

41,301

Windstream Corp.†

640

8,333

Praxair, Inc.

420

37,258

CenturyTel, Inc.

150

6,219

Newmont Mining Corp.

600

29,298

Citizens Communications

Air Products & Chemicals,

Co.†

440

5,601

Inc.

290

28,603

Total Telecommunication Services

________

622,957

Nucor Corp.

380

22,504

Weyerhaeuser Co.†

280

20,647

UTILITIES 1.8%

United States Steel Corp.†

160

19,346

Exelon Corp.

880

71,843

International Paper Co.†

570

18,457

Southern Co.†

1,010

39,138

PPG Industries, Inc.

220

15,451

Dominion Resources, Inc.

780

37,011

Allegheny Technologies, Inc.

139

12,010

FPL Group, Inc.

540

36,601

Ecolab, Inc.†

230

11,778

Duke Energy Corp.

1,680

33,886

Vulcan Materials Co.†

140

11,073

Public Service Enterprise

Sigma-Aldrich Corp.†

170

9,282

Group, Inc.

340

33,402

Rohm & Haas Co.

170

9,022

Entergy Corp.

260

31,075

MeadWestvaco Corp.

250

7,825

FirstEnergy Corp.

410

29,660

Eastman Chemical Co.†

110

6,720

PPL Corp.

500

26,045

Ball Corp.

130

5,850

American Electric Power Co.,

International Flavors &

Inc.

530

24,677

Fragrances, Inc.†

110

5,294

Constellation Energy Group,

Sealed Air Corp.†

220

5,091

Inc.

240

24,607

Pactiv Corp.*

170

4,527

Edison International

430

22,949

Bemis Co.†

130

3,559

Sempra Energy

350

21,658

Ashland, Inc.

70

3,320

PG&E Corp.†

470

20,252

Titanium Metals Corp.†

120

3,174

AES Corp.*

890

19,037

Hercules, Inc.†

150

2,902

Consolidated Edison, Inc.

360

17,586

Total Materials

________

570,647

Progress Energy, Inc.†

350

16,951

Ameren Corp.†

280

15,179

Total Common Stocks

Allegheny Energy, Inc.

220

13,994

(Cost $16,351,205)

17,176,082

Xcel Energy, Inc.†

560

12,639

Face

Questar Corp.

230

12,443

Amount

DTE Energy Co.

220

9,671

REPURCHASE AGREEMENTS 47.7%

Pepco Holdings, Inc.

270

7,919

Collateralized by U.S. Treasury

CenterPoint Energy, Inc.†

430

7,366

Obligations

NiSource, Inc.†

370

6,989

Mizuho Financial Group, Inc.

Pinnacle West Capital Corp.†

130

5,513

issued 12/31/07 at 1.40% due

CMS Energy Corp.†

300

5,214

01/02/08

$

9,554,181

9,554,181

Integrys Energy Group, Inc.

100

5,169

6

S&P 500 FUND

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2007

Face

Market

Amount

Value

Lehman Brothers Holdings, Inc

issued 12/31/07 at 1.00%

due 01/02/08††

$

5,840,736 $

5,840,736

Morgan Stanley

issued 12/31/07 at 1.20%

due 01/02/08

1,469,874

________

1,469,874

Total Repurchase Agreements

(Cost $16,864,792)

________

16,864,791

SECURITIES LENDING COLLATERAL 4.7%

Investment in Securities Lending Short

Term

Investment Portfolio Held by

U.S. Bank

1,637,163

________

1,637,163

Total Securities Lending Collateral

(Cost $1,637,163)

________

________

1,637,163

Total Investments 101.0%

(Cost $34,853,160)

$

_________

35,678,036

Liabilities in Excess of Other

Assets – (1.0)%

$

_________

(339,037)

Net Assets – 100.0%

$

35,338,999

Unrealized

Contracts

Gain (Loss)

Futures Contracts Purchased

March 2008 S&P 500 Index

Mini Futures Contracts

(Aggregate Market Value of

Contracts $12,385,800)

168 $

58,317

Units

Equity Index Swap Agreements

March 2008 S&P 500 Swap,

Maturing 03/28/08**

(Notional Market Value

$3,938,113)

2,682 $

(21,337)

March 2008 S&P 500 Swap,

Maturing 03/14/08**

(Notional Market Value

$1,981,095)

1,349

(31,279)

(Total Notional Market Value $5,919,208)

$

_________

(52,616)

*

Non-Income Producing Security.

Price Return based on S&P 500 Index +/- financing at a variable

**

rate.

†

All or a portion of this security is on loan at December 31, 2007.

All or a portion of this security is pledged as equity index swap

††

collateral at December 31, 2007.

7